(a)(6)
                               ING INVESTORS TRUST

             AMENDMENT #25 TO THE AMENDED AND RESTATED AGREEMENT AND
                              DECLARATION OF TRUST

                           Effective: December 5, 2005

         The undersigned being a majority of the trustees of ING Investors Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VI, Sections 6.2 and 6.3 and Article XI, Section 11.4 of the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to

1. Re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio by amending the second sentence of Section
6.2 of the Declaration of Trust to read as follows:

          "The Series that have been established and designated as of the date first above written are as follows:

                ING AIM Mid Cap Growth Portfolio
                ING AllianceBernstein Mid Cap Growth Portfolio ING American Funds Growth Portfolio
                ING American Funds Growth-Income Portfolio
                ING American Funds International Portfolio
                ING Capital Guardian Small/Mid Cap Portfolio
                ING Capital Guardian U.S. Equities Portfolio
                ING Eagle Asset Capital Appreciation Portfolio ING EquitiesPlus Portfolio
                ING Evergreen Health Sciences Portfolio
                ING Evergreen Omega Portfolio
                ING FMR(SM) Diversified Mid Cap Portfolio
                ING FMR(SM) Earnings Growth Portfolio
                ING FMR(SM) Small Cap Equity Portfolio
                ING Global Real Estate Portfolio
                ING Global Resources Portfolio
                ING Goldman Sachs Tollkeeper(SM) Portfolio
                ING International Portfolio
                ING Janus Contrarian Portfolio
                ING JPMorgan Emerging Markets Equity Portfolio ING JPMorgan Small Cap Equity Portfolio
                ING JPMorgan Value Opportunities Portfolio
                ING Julius Baer Foreign Portfolio
                ING Legg Mason Value Portfolio

                ING LifeStyle Aggressive Growth Portfolio
                ING LifeStyle Growth Portfolio
                ING LifeStyle Moderate Growth Portfolio
                ING LifeStyle Moderate Portfolio
                ING Limited Maturity Bond Portfolio
                ING Liquid Assets Portfolio
                ING Lord Abbett Affiliated Portfolio
                ING MarketPro Portfolio
                ING MarketStyle Growth Portfolio
                ING MarketStyle Moderate Portfolio
                ING MarketStyle Moderate Growth Portfolio
                ING Marsico Growth Portfolio
                ING Marsio International Opportunities Portfolio ING Mercury Large Cap Growth Portfolio
                ING Mercury Large Cap Value Portfolio
                ING MFS Mid Cap Growth Portfolio
                ING MFS Total Return Portfolio
                ING MFS Utilities Portfolio
                ING Oppenheimer Main Street Portfolio(R)
                ING PIMCO Core Bond Portfolio
                ING PIMCO High Yield Portfolio
                ING Pioneer Fund Portfolio
                ING Pioneer Mid Cap Value Portfolio
                ING Salomon Brothers All Cap Portfolio
                ING Stock Index Portfolio
                ING T. Rowe Price Capital Appreciation Portfolio ING T. Rowe Price Equity Income Portfolio
                ING Templeton Global Growth Portfolio
                ING UBS U.S. Allocation Portfolio
                ING Van Kampen Equity Growth Portfolio
                ING Van Kampen Global Franchise Portfolio
                ING Van Kampen Growth and Income Portfolio
                ING Van Kampen Real Estate Portfolio
                ING VP Index Plus International Equity Portfolio ING Wells Fargo Mid Cap Disciplined Portfolio ING Wells Fargo Small Cap Disciplined Portfolio"

         The foregoing shall be effective upon the date first written above.


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

--------------------------------                             --------------------------------
John V. Boyer, as Trustee                                    Jock Patton, as Trustee


--------------------------------                             --------------------------------
J. Michael Earley, as Trustee                                David W.C. Putnam, as Trustee


--------------------------------                             --------------------------------
R. Barbara Gitenstein, as Trustee                            John G. Turner, as Trustee


--------------------------------                             --------------------------------
Patrick Kenny, as Trustee                                    Roger B. Vincent, as Trustee


--------------------------------                             --------------------------------
Walter H. May, as Trustee                                    Richard A. Wedemeyer, as Trustee


--------------------------------
Thomas J. McInerney, as Trustee
